UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2015

Opower, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36377	26-0542549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 North Courthouse Road, 8th Floor

Arlington, Virginia 22201

(Address of principal executive offices) (Zip Code)

(703) 778-4544

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective as of August 12, 2015, Harry Weller has submitted his resignation as a member of the Board of Directors (the “Board”) of Opower, Inc. (the “Company”) and the Board’s Audit Committee and Nominating and Corporate Governance Committee. There is no disagreement with Mr. Weller on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPOWER, INC.

Date: August 11, 2015	By:	/s/ Thomas Kramer
	Name:	Thomas Kramer